UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2014 (October 2, 2014)

Education Management Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34466	25-1119571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 562-0900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 2, 2014, Education Management Corporation (the “Company”) received a notice (the “Notice”) from The NASDAQ Stock Market LLC (“NASDAQ”), indicating that the Company was no longer in compliance with the NASDAQ Listing Rule 5250(c)(1) due to the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended June 30, 2014 (the “Annual Report”) with the Securities and Exchange Commission (the “SEC”).

On September 16, 2014, the Company filed a notification of late filing with the SEC pursuant to Rule 12b-25 under the Securities Exchange Act of 1934, as amended. As disclosed in the filed Form 12b-25, the Company has not filed the Annual Report because of unresolved comments from the Division of Corporation Finance of the SEC related to the Company’s revenue recognition and related bad debt reserve recorded upon student withdrawals from school.

The Notice advises the Company that it must submit a plan to regain compliance with NASDAQ’s listing rules to NASDAQ within 60 days. The Company will submit a plan to NASDAQ prior to such date in the event that it does not file the Annual Report with the SEC prior to the expiration of the 60-day period.

In addition, as previously disclosed in its Form 8-K filed October 2, 2014, the Company’s directors and management are exploring voluntarily delisting the Company’s common stock from NASDAQ and suspending its reporting obligations under the Securities Exchange Act of 1934. The Company’s Board of Directors has not formally approved the voluntary delisting.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On October 6, 2014, the Company issued a press release announcing an amendment to its private offer to exchange (the “Exchange Offer”) all eligible holders’ outstanding Senior Cash Pay/PIK Notes due 2018 and Senior PIK Toggle Notes due 2018 for a combination of mandatory convertible preferred stock and warrants.

A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this report:

99.1	Press Release, dated October 8, 2014, issued by Education Management Corporation, announcing receipt of NASDAQ Notice.

99.2	Press Release, dated October 6, 2014, issued by Education Management Corporation, announcing an amendment to the exchange offer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT CORPORATION

By:    /s/ J. Devitt Kramer
Name:    J. Devitt Kramer
Title:    Senior Vice President, General Counsel & Secretary

Dated:  October 8, 2014